Statement of Additional Information Supplement	October 14, 2014

Putnam Global Sector Fund Statement of Additional Information dated February 28, 2014

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Isabel Buccellati, Jacquelyn Cavanaugh, Kelsey Chen, Steven Curbow, Neil Desai, Christopher Eitzmann, Vivek Gandhi, Greg Kelly, David Morgan, Ferat Ongoren, Walter Scully and Di Yao. These sub-sections are also supplemented with regards solely to Mr. Desai as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of August 31, 2014. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
account programs and single-
Portfolio	Other SEC-registered open-end		Other accounts that pool assets		sponsor defined contribution
Manager	and closed-end funds		from more than one client		plan offerings)

	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts

Neil Desai	6	$128,700,000	0	0	1	$1,300,000

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of August 31, 2014, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio manager	Dollar range of shares owned

Neil Desai	$0

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